Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Mark Shifke, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•
the Annual Report on Form 10-K of Green Dot Corporation for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Green Dot Corporation.

Date:	February 29, 2016	By:	/s/ Mark Shifke
		Name:	Mark Shifke
Chief Financial Officer